UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2025

GOLUB CAPITAL PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01555	92-2030260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2025, the board of trustees (the “Board”) of Golub Capital Private Credit Fund (the “Company”) adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), which amend the Company’s previously effective bylaws to, among other things, amend certain provisions regarding the (i) timing requirements and manner of Board meetings and (ii) election, removal, and appointment of officers.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

November 2025, December 2025 and January 2026 Distributions

On November 14, 2025, the Company declared distributions for its Class I common shares of beneficial interest (the “Class I Shares”) and Class S common shares of beneficial interest (the “Class S Shares”) in the amount per share set forth below:

Gross Distribution
November 2025
Class I Shares Distribution	$0.1875
Class S Shares Distribution	$0.1875
December 2025
Class I Shares Distribution	$0.1875
Class S Shares Distribution	$0.1875
January 2026
Class I Shares Distribution	$0.1875
Class S Shares Distribution	$0.1875

The November 2025 distribution for Class I Shares and Class S Shares are payable to shareholders of record as of the open of business on November 30, 2025 and will be paid on or around December 30, 2025.

The December 2025 distribution for Class I Shares and Class S Shares are payable to shareholders of record as of the open of business on December 31, 2025 and will be paid on or around January 29, 2026.

The January 2026 distribution for Class I Shares and Class S Shares are payable to shareholders of record as of the open of business on January 31, 2026 and will be paid on or around February 26, 2026.

These distributions will be paid in cash or reinvested in Class I Shares or Class S Shares of the Company for shareholders participating in the Company’s distribution reinvestment plan.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws of Golub Capital Private Credit Fund.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE CREDIT FUND

Date: November 19, 2025	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer and Treasurer